EXHIBIT 10.1

ORIGINATOR REMOVAL AGREEMENT AND FACILITY AMENDMENT

This ORIGINATOR REMOVAL AGREEMENT (this “Agreement”), dated as of July 28, 2014, is entered into by and among the following parties:

(i)	ASHLAND, INC., a Kentucky corporation (“Ashland”);

(ii)	HERCULES INCORPORATED, a Delaware corporation (“Hercules”);

(iii)	ASHLAND SPECIALTY INGREDIENTS G.P., a Delaware general partnership (“Ashland Specialty Ingredients”);

(iv)	ISP TECHNOLOGIES INC., a Delaware corporation (“ISP Technologies”);

(v)	ASHLAND ELASTOMERS LLC, a Delaware limited liability company (“Ashland Elastomers”);

(vi)	CVG CAPITAL III LLC, a Delaware limited liability company (the “SPV”);

(vii)	LIBERTY STREET FUNDING LLC, a Delaware limited liability company (“Liberty Street”), as a Conduit Investor and an Uncommitted Investor;

(viii)	GOTHAM FUNDING CORPORATION, a Delaware corporation (“Gotham”), as a Conduit Investor and an Uncommitted Investor;

(ix)	THE BANK OF NOVA SCOTIA (“BNS”), as Agent, a Letter of Credit Issuer, a Committed Investor, a Managing Agent and an Administrator;

(x)	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (“BTMU”), as a Letter of Credit Issuer, a Committed Investor, a Managing Agent and an Administrator;

(xi)	PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Letter of Credit Issuer, a Managing Agent, and a Committed Investor; and

(xii)	SUNTRUST BANK (“SunTrust”), as a Letter of Credit Issuer, a Committed Investor and a Managing Agent.

Capitalized terms used (including as used above) but not otherwise defined herein have the respective meanings assigned thereto in the TAA (as defined below) or, if not defined therein, in the Sale Agreement (as defined below).

RECITALS

1.           Ashland, Hercules, Ashland Specialty Ingredients, ISP Technologies, Ashland Elastomers and the SPV, have entered into that certain Sale Agreement, dated as of August 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Sale Agreement”).

2.           The parties hereto have entered into that certain Transfer and Administration Agreement, dated as of August 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “TAA”).

3.           Pursuant to a corporate restructuring, as of July 1, 2013, ISP Technologies and Ashland Elastomers ceased to generate Receivables (such transaction, the “Restructuring”).  On or about the date hereof, in connection with Ashland’s disposition of its and its Affiliates’ water technologies business, Ashland is selling certain assets of Hercules to a third party that is not an Affiliate of Ashland (such transaction, the “Water Technologies Disposition and, together with the Restructuring, the “Subject Transactions”).  Hercules, ISP Technologies and Ashland Elastomers are herein referred to collectively and individually as the “Subject Originators” and a “Subject Originator”.

4.           In connection with the Subject Transactions and on the terms and subject to the conditions set forth herein, the parties hereto desire to remove the Subject Originators as parties to the Sale Agreement and the TAA as Originators thereunder and to enter into the other agreements hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Designation of Agreement.  This Agreement shall be designated the Fifth Amendment to the TAA and the Second Amendment to the Sale Agreement. The operative provisions herein shall be applied to the TAA or the Sale Agreement consistently with their terms.

SECTION 2.  Removal of Subject Originators.  Effective as of the date hereof, each Subject Originator shall cease to be a party to the Sale Agreement and the TAA as an Originator thereunder; it being understood and agreed that, immediately prior to giving effect to the foregoing removal of each Subject Originator as a party to the Sale Agreement and the TAA, Ashland shall, pursuant to Section 4 below, assume all of the Subject Originators’ duties, obligations and liabilities under the Sale Agreement, the TAA and the other Transaction Documents.  After giving effect to such removal and such assumption, each Subject Originator shall have no further rights, duties or obligations under the Sale Agreement, the TAA or any other Transaction Document.  After giving effect to this Agreement, Ashland and Ashland Specialty Ingredients shall be the sole Originators remaining party to the Sale Agreement and the TAA.

SECTION 3.  Payment in Full of each Subject Originator’s Deferred Purchase Price and other Subordinated Obligations.  Each Subject Originator represents and warrants to the other parties hereto that (a) it remains the sole holder and beneficiary of all Subordinated Obligations (including the right to receive its Deferred Purchase Price) acquired under the Sale Agreement  and (b) it has not sold, pledged, assigned, or otherwise transferred any Subordinated Obligation (including the right to receive its Deferred Purchase Price) or any interest therein.  Each Subject Originator acknowledges and agrees that all the SPV’s obligations (including, without limitation, any Subordinated Obligations and any obligation to pay any Deferred Purchase Price) to such Subject Originator (and its successors and assigns) under the Transaction Documents and otherwise have been finally and fully paid and performed.  No Subject Originator (or any successor or assignee thereof) shall have any further right to receive payment or performance of any Subordinated Obligation (including any right to receive any Deferred Purchase Price).

SECTION 4.  No Letters of Credit Issued for the Account of any Subject Originator.  Each Subject Originator, Ashland, Ashland Specialty Ingredients and the SPV represents and warrants to the other parties hereto that no currently outstanding Letters of Credit have been issued for the account of any Subject Originator (or its designees) pursuant to the TAA and Section 3.1(c) of the Sale Agreement.

SECTION 5.  Delegation and Assumption of Subject Originators’ Obligations.  Effective immediately prior to the removal of each Subject Originator as a party to the Sale Agreement and the TAA pursuant to Section 2 above, each Subject Originator hereby delegates and assigns to Ashland, and Ashland hereby assumes, all such Subject Originator’s duties, obligations and liabilities under the Sale Agreement, the TAA and the other Transaction Documents.

SECTION 6.  Sale of Subject Originators’ Receivables and Blocked Accounts.  For purposes of facilitating the Subject Transactions, each Subject Originator desires to purchase from the SPV, and the SPV desires to sell to each Subject Originator, each of the outstanding Receivables previously sold by such Subject Originator to the SPV under the Sale Agreement, which Receivables are identified in the electronic data file delivered to the Agent and the Managing Agents by Ashland in connection with this Agreement (such Receivables with respect to each Subject Originator, the “Subject Receivables”) and the Blocked Accounts listed in Schedule 1 hereto (such Blocked Accounts with respect to each Subject Originator, the “Subject Blocked Accounts”).

6.1           Transfer by Agent and Investors.  To facilitate the foregoing sale, effective as of the date hereof, the Agent (on behalf of the Investors) hereby sells, assigns and transfers to the SPV, and the SPV hereby purchases and accepts all the Agent’s and the Investors’ right, title and interest (including any security interest) in and to each of the Subject Receivables, all Related Security with respect thereto and each Subject Blocked Account; excluding, for the avoidance of doubt, any Collections received with respect to the foregoing prior to the date hereof.

6.2           Transfer by SPV.  On the date hereof, the SPV hereby sells, assigns and transfers to each Subject Originator, and each Subject Originator hereby purchases and accepts all the SPV’s right, title and interest in and to each of the Subject Receivables, all Related Assets with respect thereto and the Subject Blocked Accounts; excluding, for the avoidance of doubt, any Collections received with respect to the foregoing prior to the date hereof.  As consideration for the foregoing sale by the SPV, all the SPV’s obligations to each Subject Originator are extinguished and paid in full pursuant to Section 3 above, and each Subject Originator shall pay to the SPV the additional purchase price therefor previously agreed to between such Subject Originator and the SPV, which consideration each Subject Originator and the SPV hereby agree represents fair value for the assets transferred pursuant to this Section 6.2 and which shall be deemed to be the Repurchase Price as defined in the Sale Agreement.

6.3    Authorization to Terminate Financing Statements, Etc.  The SPV, the Agent, the Investors, the Managing Agents and the Administrators hereby authorize each Subject Originator (or its designee), at such Subject Originator’s sole expense, to record and file UCC-3 termination statements and to otherwise cause the termination of each UCC-1 financing statement naming such Subject Originator as debtor or seller filed in connection with the transactions contemplated by the Sale Agreement and the TAA and covering the assets described in Sections 6.1 and 6.2 above.  Additionally, BNS and the SPV shall amend the applicable Block Account Agreements to remove the Subject Blocked Accounts by entering into amendments with the applicable Blocked Account Banks. For the avoidance of doubt, all Blocked Account Agreements shall remain in full force and effect with respect to any Blocked Accounts that are not Subject Blocked Accounts.

6.4           No Recourse, Representation or Warranty. The sales, assignments and transfers by the Agent, the Investors and the SPV made pursuant to Sections 6.1 and 6.2 above are made without recourse to, or representation or warranty by, any Person except as expressly set forth herein.

SECTION 7.  Additional Amendments to the TAA.

7.1           Reduction of Facility Limit and Commitments; Rebalancing. (a) Effective as of the date hereof, the Facility Limit is hereby reduced to $275,000,000 pursuant to section 2.16 of the TAA.  In connection with such reduction of the Facility Limit, the Committed Investors’ Commitments are hereby ratably reduced to the respective amounts set forth in the following table:

Committed Investor	Commitment
BNS	$98,000,000.00
BTMU	$59,000,000.00
PNC	$59,000,000.00
SunTrust	$59,000,000.00

(b)           On the date hereof, The SPV will partially repay Liberty Street’s Investment in the amount of $155,844.15, provided that all accrued and unpaid Yield and fees with respect to the portion of such Investment so repaid shall be payable by the SPV to BNS on the next occurring Settlement Date. The SPV hereby requests that each of BTMU or its related Conduit Investor, PNC, and SunTrust make an additional Investment on the date hereof in the amount of $51,948.05 in accordance with the terms of the TAA. For administrative convenience, the SPV hereby instructs BTMU or its related Conduit Investor, PNC, and SunTrust to fund the foregoing additional Investments by paying the proceeds thereof directly to Liberty Street using wire instructions provided by BNS. The SPV shall be deemed to have received the proceeds of such funding from BTMU or its related Conduit Investor, PNC, or SunTrust (as applicable) for all purposes immediately upon Liberty Street’s receipt thereof.

(c)           The parties hereto hereby consent to the non-ratable repayment of the Liberty Street’s outstanding Investment on the terms set forth in clause (b) above and the foregoing non-ratable increase in Investment by BTMU, PNC, and SunTrust on the terms set forth in clause (b) above, in each case, as set forth above on a one-time basis.

7.2           Conforming Amendments. The definition of "Letter of Credit Sublimit" in the TAA is hereby replaced in its entirety with the following:

"Letter of Credit Sublimit" means, at any time, an amount equal to $275,000,000.

7.3           Revised Schedules. (a) Schedule 4.1(r) of the TAA is hereby replaced in its entirety with Schedule 4.1(r) hereto.

(b)           Schedule 11.3 of the TAA is hereby amended to provide the following notice address for BNS:

The Bank of Nova Scotia
250 Vesey Street, 23rd Floor,
New York, NY 10281
Attention:	Darren Ward, Director
Tel. No.:	(212) 225-5264
Facsimile No.:	(212) 225-5274
Email:	darren.ward@scotiabank.com

SECTION 8.  Consents.  Each of the parties hereto agrees and consents to the transactions set forth in Sections 1 through 7 above.

SECTION 9.  Representations and Warranties.  Each of Ashland, Hercules, Ashland Specialty Ingredients, ISP Technologies, Ashland Elastomers and the SPV, as to itself, hereby represents and warrants to each of the other parties hereto as follows:

(a)           after giving effect to this Agreement and the transactions contemplated hereby, no Termination Event or Potential Termination Event shall exist;

(b)           the representations and warranties of such Person set forth in the Transaction Documents to which it is a party (as amended hereby) are true and correct as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

(c)           this Agreement constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 10.  No Proceedings.  Notwithstanding the removal of each Subject Originator as a party to the Sale Agreement, the TAA and the other Transaction Documents hereby, each Subject Originator covenants and agrees, for the benefit of the remaining parties to the Sale Agreement and the TAA, that it shall not institute against the SPV, or join any other Person in instituting against the SPV, any proceeding of a type referred to in the TAA’s definition of Event of Bankruptcy until one (1) year and one (1) day after the Final Payment Date.  This Section 10 shall survive the transactions contemplated hereby and any termination of this Agreement.

SECTION 11.  Pro Forma Master Servicer Report.  On or prior to the date hereof, the Master Servicer shall deliver to the SPV, the Agent and each Managing Agent a pro forma Master Servicer Report as of June 30, 2014 setting forth the characteristics of the Receivables, excluding the Subject Originators and the Receivables originated thereby.

SECTION 12.  Conditions to Effectiveness.  This Agreement shall become effective as of the date hereof upon receipt by the Agent of:

(a)           counterparts to this Agreement duly executed by each of the parties hereto; and

(b)           the pro forma Master Servicer Report described in Section 11 above.

SECTION 13.  Effect of Agreement; Ratification.  Except as specifically amended hereby, the Transaction Documents are hereby ratified and confirmed in all respects, and all of their provisions shall remain in full force and effect.  This Agreement shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of any Transaction Document other than as specifically set forth herein.

SECTION 14.  Counterparts.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 15.  Governing Law.  This Agreement shall be deemed to be a contract made under and governed by the internal laws of the State of New York without giving effect to any conflicts of laws principles that would apply the substantive laws of any other jurisdiction.

SECTION 16.  Section Headings.  The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or the Purchase Documents or any provision hereof or thereof.

SECTION 17.  Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ASHLAND INC.

By: /s/ Eric N. Boni
Name: Eric N. Boni
Title: Vice President and Treasurer

HERCULES INCORPORATED

By: /s/ Eric N. Boni
Name: Eric N. Boni
Title: Vice President - Finance

ASHLAND SPECIALTY INGREDIENTS G.P.

By: /s/ Lynn P. Freeman
Name: Lynn P. Freeman
Title: Vice President / Assistant Secretary and Treasurer

ISP TECHNOLOGIES INC.

By: /s/ Lynn P. Freeman
Name: Lynn P. Freeman
Title: Vice President / Assistant Secretary and Treasurer

ASHLAND ELASTOMERS LLC

By: /s/ Eric N. Boni
Name: Eric N. Boni
Title: Vice President - Finance

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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CVG CAPITAL III LLC

By: /s/ Brian D. Menshouse
Name: Brian D. Menshouse
Title: President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

S-2

LIBERTY STREET FUNDING LLC, as a Conduit Investor and an Uncommitted Investor

By: /s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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GOTHAM FUNDING CORPORATION, as a Conduit Investor and an Uncommitted Investor

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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THE BANK OF NOVA SCOTIA, as Agent, a Letter of Credit Issuer, a Committed Investor, a Managing Agent and an Administrator

By: /s/ Michael Grad
Name: Michael Grad
Title: Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Managing Agent and Administrator for the BTMU Investor Group

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Letter of Credit Issuer and Committed Investor for the BTMU Investor Group

By: /s/ Mark Campbell
Name: Mark Campbell Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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PNC BANK, NATIONAL ASSOCIATION, as a Letter of Credit Issuer, a Managing Agent, and a Committed Investor

By: /s/ Mark Falcione
Name: Mark Falcione
Title: Executive Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

S-7

SUNTRUST BANK, as a Letter of Credit Issuer, a Committed Investor and a Managing Agent

By: /s/ Emily Shields
Name: Emily Shields
Title: First Vice President

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